UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2016

CATERPILLAR FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11241	37-1105865
(Commission File Number)	(IRS Employer Identification No.)

2120 West End Avenue, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 341-1000

Former name or former address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.                              Entry into a Material Definitive Agreement.

Creation of Revolving Credit Facilities

On September 8, 2016, Caterpillar Financial Services Corporation (“Cat Financial”) entered into a Credit Agreement (the “364-Day Facility”) among Cat Financial, Caterpillar Inc. (“Caterpillar”), Caterpillar International Finance Limited (“CIF”) and Caterpillar Finance Kabushiki Kaisha (“CFC” and, together with Cat Financial, Caterpillar and CIF, the “Borrowers”), certain financial institutions named therein (the “Banks”), Citibank, N.A. (the “Agent”), Citibank International Limited (the “Local Currency Agent”), and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (the “Japan Local Currency Agent”), which provides for an unsecured revolving credit facility to the Borrowers in an aggregate amount of up to $3.05 billion (the “364-Day Aggregate Commitment”) and expires on September 7, 2017.  A Local Currency Addendum that enables CIF to borrow in certain approved currencies including Pounds Sterling and Euro for an aggregate amount up to the equivalent of $100 million and a Japan Local Currency Addendum that enables CFC to borrow Japanese Yen for an aggregate amount up to the equivalent of $100 million, as part of the 364-Day Aggregate Commitment, were also entered into on September 8, 2016.

Amendments to and Extensions of Existing Credit Agreements

On September 8, 2016, Cat Financial entered into (i) Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Three Year Facility), Amendment No.1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum, each dated September 8, 2016 (collectively, the “Three-Year Facility Amendment”), which amend the Amended and Restated Credit Agreement (Three-Year Facility) dated September 10, 2015 and the related Local Currency Addendum and Japan Local Currency Addendum (collectively, the “2015 Three-Year Facility”) and (ii) Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Five-Year Facility), Amendment No.1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum, each dated September 8, 2016 (collectively the “Five-Year Facility Amendment”), which amend the Amended and Restated Five-Year Credit Agreement (Five-Year Facility) dated September 10, 2015 and the related Local Currency Addendum and Japan Local Currency Addendum (collectively, the “2015 Five-Year Facility” and the 2015 Three-Year Facility and the 2015 Five-Year Facility as amended by the Three-Year Facility Amendment and the Five-Year Facility Amendment, respectively, the “Amended Credit Facilities,” and together with the 364-Day Facility, the “Credit Facilities”).

The Three-Year Facility Amendment extends the expiration date of the 2015 Three-Year Facility to September 10, 2019 and the Five-Year Facility Amendment extends the expiration date of the 2015 Five-Year Facility to September 10, 2021.  The Amended Credit Facilities also modify the terms of each of the 2015 Three-Year Facility and the 2015 Five-Year Facility to be consistent with certain terms and conditions of the 364-Day Facility, including, without limitation, terms and conditions of advances, use of proceeds and Borrower representations and warranties.

The Credit Facilities are available for general corporate purposes. The Borrowers have not drawn on the Credit Facilities.

The Credit Facilities contain certain representations and warranties, covenants and events of default, including financial covenants.  Under the Credit Facilities, Caterpillar is required to maintain consolidated net worth not less than $9 billion at all times.  Caterpillar’s consolidated net worth is defined as the consolidated stockholder’s equity including preferred stock but excluding the pension and other post-retirement benefits balance within Accumulated other comprehensive income (loss).  Cat Financial is required to maintain an interest coverage ratio above 1.15 to 1, where the interest coverage ratio is defined as the ratio of (1) profit excluding income taxes, interest expense and net gain/(loss) from interest rate derivatives to (2) interest expense, calculated at the end of each calendar quarter for the rolling four quarter period then most recently ended.  Cat Financial is also required to maintain a leverage ratio (consolidated debt to consolidated net worth) below 10.0 to 1, calculated (1) on a monthly basis as the average of the leverage ratios determined on the last day of each of the six preceding calendar months and (2) on each

December 31.  Drawings under the Credit Facilities are also subject to conditions precedent and the payment of certain facility fees.

Certain of the lenders and agents party to the Credit Facilities, as well as certain of their respective affiliates, have performed, and may in the future perform, for Caterpillar and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received and may in the future receive customary fees and expenses.

The foregoing description is qualified in its entirety by the terms and provisions of the (i) 364-Day Facility and the Local Currency Addendum and Japan Local Currency Addendum thereto; (ii) the Three-Year Facility Amendment; and (iii) the Five-Year Facility Amendment, which are filed as exhibits to this report, and incorporated herein by reference.

Item 2.03.                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is hereby incorporated into this Item 2.03 by reference.

Item 9.01.                              Financial Statements and Exhibits.

(d)                          Exhibits:

Exhibit No.	Description

99.1	364-Day Facility

99.2	Local Currency Addendum to the 364-Day Facility

99.3	Japan Local Currency Addendum to the 364-Day Facility

99.4	Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Three-Year Facility), Amendment No.1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum

99.5	Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Five-Year Facility), Amendment No.1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATERPILLAR FINANCIAL SERVICES CORPORATION

	By:	/s/ Leslie S. Zmugg
Dated: September 14, 2016		Leslie S. Zmugg
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	364-Day Facility

99.2	Local Currency Addendum to the 364-Day Facility

99.3	Japan Local Currency Addendum to the 364-Day Facility

99.4	Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Three-Year Facility), Amendment No.1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum

99.5	Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Five-Year Facility), Amendment No.1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum